Change In Plan Assets (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Fair value of plan assets at beginning of year	$ 15,499	$ 13,573
Actual return on plan assets	(604)	2,003
Employer contributions	273	293
Plan participants' contributions	135	133
Benefits paid	(109)	(54)
Foreign currency exchange rate changes	(173)	(449)
Fair value of plan assets at end of year	$ 15,021	$ 15,499